Exhibit 32.2

Certification pursuant to
18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

      I, Peter E. Jokiel, Chief Financial Officer of Specialty Underwriters’ Alliance, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

      (i) The quarterly report on Form 10-Q of the Company for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (ii) The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, I have executed this Certification this 16th day of May 2005.

/s/ Peter E. Jokiel
Peter E. Jokiel
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Specialty Underwriters’ Alliance, Inc. and will be retained by Specialty Underwriters’ Alliance, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.